                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

    ------------------------------------------------------------------------
  (2) Aggregate number of securities to which transaction applies:

    ------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ------------------------------------------------------------------------
  (4) Proposed maximum aggregate value of transaction:

    ------------------------------------------------------------------------
  (5) Total fee paid:
    ------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

    ------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------------

  (3) Filing Party:

    ------------------------------------------------------------------------

  (4) Date Filed:

    ------------------------------------------------------------------------

Dean Witter, Discover & Co.
Philip J. Purcell
Chairman and Chief Executive Officer


                                                                    May 8, 1997

 Dear Shareholder:

 The Annual Meeting of Dean Witter Discover shareholders will be held on May 28, 1997, only 20 days from now. It is important that your shares be represented at the meeting.

 WE HAVE NOT YET RECEIVED YOUR PROXY. So I would like to ask you to fill out and return the enclosed proxy card in the postage paid envelope today.

 Our Board of Directors and management team strongly recommend the proposed merger between Dean Witter Discover and Morgan Stanley and urge you to vote FOR the merger.

 Thank you for your support.

 Sincerely,

 /s/ Philip J. Purcell
 Philip J. Purcell
 Chairman of the Board
 and Chief Executive Officer


  If you have any questions, or you need assistance with voting your proxy, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.


[LOGO]  Two World Trade Center    66th Floor    New York, New York 10048